                                                                      EXHIBIT 24
                                                                      ---------


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.



                                              /s/ Stewart Bainum, Jr.
                                           ----------------------------
                                           Stewart Bainum, Jr.
                                           Chairman and Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.



                                         /s/ Stewart Bainum
                                      ------------------------------
                                      Stewart Bainum
                                      Director

                                                                     EXHIBIT 24
                                                                     ----------


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.





                                         /s/ William R. Floyd
                                      -----------------------------
                                      William R. Floyd
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of November, 1997.





                                         /s/ Barbara Bainum
                                       -------------------------
                                       Barbara Bainum
                                       Director

                                                                    EXHIBIT 24
                                                                    ----------


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.




                                         /s/ James H. Rempe
                                       ---------------------------
                                       James H. Rempe
                                       Director

                                                                  EXHIBIT 24
                                                                  ----------


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.





                                         /s/ Frederic V. Malek
                                      ----------------------------------
                                      Frederic V. Malek
                                      Director

                                                                   EXHIBIT 24
                                                                   ----------


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.




                                         /s/ Jerry E. Robertson
                                       --------------------------------
                                       Jerry E. Robertson
                                       Director

                                                                   EXHIBIT 24
                                                                   ----------


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints MICHAEL J. DeSANTIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Non-Employee Director Stock Option and Deferred Compensation Stock Purchase Plan and Non-Employee Director Stock Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1997.





                                    /s/ Jospeh M. Squeri
                                  -------------------------------
                                  Joseph M. Squeri
                                  Vice President and Treasurer (Principal
                                  Financial Officer and Principal Accounting
                                  Officer)